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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        AMENDMENT NO. 1 dated as of March 15, 2005 (this
                  "Amendment"), to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 17, 2004 (the "Credit Agreement"), among TRW AUTOMOTIVE HOLDINGS CORP., a Delaware corporation ("Holdings"), TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., a Delaware corporation ("Intermediate Holdings"), TRW AUTOMOTIVE INC. (f/k/a TRW Automotive Acquisition Corp.), a Delaware corporation (the "U.S. Borrower"), the FOREIGN SUBSIDIARY BORROWERS party thereto (together with the U.S. Borrower, the "Borrowers"), the LENDERS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders, BANK OF AMERICA, N.A. and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-syndication agents, and CREDIT SUISSE FIRST BOSTON and THE BANK OF NOVA SCOTIA, as co-documentation agents.

            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The U.S. Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            C. The undersigned Lenders are willing to amend certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement, as amended hereby.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

            SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

            (a) by amending the definition of "Net Proceeds" to add the words "or 6.01(p)" after the words "6.01(m)" in clause (b).

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            (b) by amending the definition of "Permitted Lucas Refinancing
Indebtedness" to replace the words "outstanding Incremental Extension of Credit" in clauses (w) and (x) with the words "Incremental Extensions of Credit outstanding on the date of issuance of such Indebtedness".

            (c) by amending the definition of "Permitted Notes Refinancing Indebtedness" to (i) add the words "(including in connection with a tender offer)" after the words "premium thereon" in clause (a), (ii) replace the words "outstanding Incremental Extension of Credit" in clauses (b) and (c) with the words "Incremental Extensions of Credit outstanding on the date of issuance of such Indebtedness", (iii) delete therefrom the words "(d) with respect to any Refinancing of Senior Subordinated Notes, such Permitted Notes Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the Senior Subordinated Notes Documents," (iv) delete from clause (g) thereof the words "or Senior Subordinated Notes, as applicable" and (v) redesignate clauses "(e)", "(f)", and "(g)" as clauses "(d)", "(e)", and "(f)", respectively.

            (d) by deleting in its entirety the definition of "Public Offering" and inserting the following definition in the appropriate alphabetical order:

               "Equity Offering" shall mean any public or private sale of common stock of Holdings, other than public offerings with respect to the common stock of Holdings registered on Form S-8 under the Securities Act (or any successor form thereto).

            (e) by deleting in its entirety the definition of "Public Offering Net Proceeds" and inserting the following definition in the appropriate alphabetical order:

               "Equity Offering Net Proceeds" shall mean the cash proceeds from any Equity Offering, net of all fees (including investment banking fees), discounts, commissions, costs and other expenses, in each case incurred in connection with such Equity Offering. In connection with the calculation of the Equity Offering Net Proceeds with respect to any Equity Offering, all fees, discounts, commissions, costs and expenses shall be allocated among the shares sold in such Equity Offering on a pro rata basis.

            SECTION 2. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by (a) adding in clause (g)(ii) immediately after the words "Section 6.01(m)" the words "and any Net Proceeds from the issuance of Indebtedness permitted by 6.01(p) allocated to prepay Term Borrowings by the U.S. Borrower pursuant to Section 2.11(c)" and (b) adding in each other subclause of clause (g) immediately after the words "6.01(m)" the words "or 6.01(p), to the extent applicable".

            SECTION 3. Amendment to Section 2.11. Section 2.11 of the Credit Agreement is hereby amended by replacing clause (c) in its entirety with the following text:

      The U.S. Borrower shall, promptly upon receipt thereof, (i) apply all Net Proceeds (other than Net Proceeds from the issuance of Indebtedness permitted by 6.01(p)) to prepay Term Borrowings in accordance with

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      paragraphs (g) through (i) of Section 2.10 and (ii) in the case of Net
      Proceeds from the issuance of Indebtedness permitted by 6.01(p), (A) allocate such Net Proceeds between Revolving Borrowings and Term Borrowings as directed by the U.S. Borrower and (B) (1) apply amounts so allocated to the Revolving Borrowings to prepay Revolving Borrowings (with no required reduction in the Revolving Credit Commitments) subject to prior notice in accordance with Section 2.10(i) and (2) apply amounts so allocated to the Term Borrowings to prepay Term Borrowings in accordance with paragraphs (g) through (i) of Section 2.10.

            SECTION 4. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (a) replacing the words "outstanding Incremental Extensions of Credit" in clause (A) of the proviso to clause (m) with the words "Incremental Extension of Credit outstanding on the date of issuance of such Indebtedness", (b) adding the words "or any Incremental Extensions of Credit outstanding on the date of issuance of such Indebtedness" after the words "Tranche B Term Loans" in clause (B) of the proviso to clause (m), (c) deleting the "and" at the end of clause (n), (d) replacing the period at the end of clause (o) with "; and" and (e) adding the following clause (p):

            (p) (i) Indebtedness of the Subsidiaries in an aggregate principal amount at any time outstanding pursuant to this paragraph (p) not in excess of $350,000,000, to the extent that the Net Proceeds of such Indebtedness are applied to prepay Term Loans or Revolving Loans (without a reduction in the Revolving Credit Commitments) pursuant to Section 2.11(c), provided that (A) the stated maturity of such Indebtedness is no earlier than 180 days after the Tranche B Maturity Date or the maturity date of any Incremental Extension of Credit outstanding on the date of issuance of such Indebtedness, (B) the weighted average life of such Indebtedness is no shorter than the then-remaining weighted average life of the Tranche B Term Loans or any Incremental Extension of Credit outstanding on the date of issuance of such Indebtedness, (C) such Indebtedness shall not be secured by any collateral and (D) all other terms (excluding interest rates and redemption premiums) of such Indebtedness shall not be less favorable to the Lenders in any material respect than those contained in the Senior Notes (or, if such Indebtedness is subordinated to the Obligations, the Senior Subordinated Notes) and (ii) Guarantees by Holdings, Intermediate Holdings and the Subsidiaries of Indebtedness permitted to be incurred pursuant to clause (i) of this paragraph (p);

            SECTION 5. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause
(d), (b) replacing the period at the end of clause (e) with "; and" and (c) adding the following clause (f):

      Holdings may purchase or redeem (and the U.S. Borrower may declare and pay dividends or make other distributions to Intermediate Holdings, the proceeds of which are used by Intermediate Holdings to pay dividends or make other distributions to Holdings, the proceeds of which are used by

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      Holdings so to purchase or redeem) Equity Interests of Holdings (including the purchase or redemption of related stock appreciation rights or similar securities with respect to such Equity Interests) in an aggregate amount not to exceed (x) $350,000,000 minus (y) the aggregate amount of purchases and redemptions previously made pursuant to this clause (f), provided that
      (A) the Leverage Ratio as of the last day of the most recently ended fiscal quarter prior to the date of such payment for which financial statements have been delivered pursuant to Section 5.04 is less than 3.0 to 1.0 and (B) no Default or Event of Default shall have occurred and be continuing or would result therefrom.

            SECTION 6. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by replacing the words "Public Offering" in clause
(c)(vi) with the words "Equity Offering".

            SECTION 7. Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by (a) replacing the words "Public Offering Net Proceeds from one or more Public Offerings" in clause (b)(i)(C) with the words "Equity Offering Net Proceeds from one or more Equity Offerings", (b) replacing the words "Public Offering" in clause (2) to the proviso to clause (b)(i)(C) with the words "Equity Offering" and (c) replacing the words "Public Offering Net Proceeds" in clause (b)(i)(D) with the words "Equity Offering Net Proceeds".

            SECTION 8. Representations and Warranties. Each of Holdings, Intermediate Holdings and each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by each of Holdings, Intermediate Holdings and each Borrower and constitutes a legal, valid and binding obligation of each of Holdings, Intermediate Holdings and each Borrower, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

            (b) Neither the execution, delivery or performance by any of Holdings, Intermediate Holdings or any Borrower of this Amendment, nor compliance by any of Holdings, Intermediate Holdings or any Borrower with the terms and provisions hereof, will (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, Intermediate Holdings, any Borrower or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, Intermediate Holdings, any Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or

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both) a default under, give rise to a right of or result in any cancelation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, Intermediate Holdings, any Borrower or any Subsidiary, other than the Liens created by the Loan Documents.

            (c) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

            (d) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

            SECTION 9. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, Intermediate Holdings, each Borrower and the Required Lenders and (b) to the extent invoiced, all fees and expenses required to be paid or reimbursed by the U.S. Borrower under or in connection with this Amendment or the Credit Agreement shall have been paid or reimbursed, as applicable.

            SECTION 10. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Issuing Bank, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 13. Expenses. The U.S. Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment.

            SECTION 14. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       TRW AUTOMOTIVE HOLDINGS CORP.,

                                         by

                                               /s/ Joseph S. Cantie
                                            -----------------------------------
                                            Name: Joseph S. Cantie
                                            Title: Executive Vice President
                                            and Chief Financial Officer

                                       TRW AUTOMOTIVE INTERMEDIATE
                                       HOLDINGS CORP.,

                                         by

                                               /s/ Joseph S. Cantie
                                            -----------------------------------
                                            Name: Joseph S. Cantie
                                            Title: Chief Financial Officer

                                       TRW AUTOMOTIVE INC.,

                                         by

                                               /s/ Joseph S. Cantie
                                            -----------------------------------
                                            Name: Joseph S. Cantie
                                            Title: Executive Vice President
                                            and Chief Financial Officer

                                       LUCAS INDUSTRIES LIMITED,

                                         by

                                               /s/ Graham Plumley
                                            -----------------------------------
                                            Name: Graham Plumley
                                            Title: Director

                                       TRW SYSTEMS LIMITED,

                                         by

                                               /s/ Graham Plumley
                                            -----------------------------------
                                            Name: Graham Plumley
                                            Title: Director

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                                       TRW AUTOMOTIVE GMBH,

                                         by

                                               /s/ Fritz Chittka
                                            -----------------------------------
                                            Name: Fritz Chittka
                                            Title: Director

                                       TRW DEUTSCHLAND HOLDINGS GMBH,

                                         by

                                               /s/ Fritz Chittka
                                            -----------------------------------
                                            Name: Fritz Chittka
                                            Title: Director

                                       TRW POLSKA SP. Z O.O.,

                                         by

                                               /s/ Guenter Brenner
                                            -----------------------------------
                                            Name: Guenter Brenner
                                            Title: Director

                                       TRW BRAKING SYSTEMS POLSKA SP. Z O.O.,

                                         by

                                               /s/ Michael Charlton
                                            -----------------------------------
                                            Name: Michael Charlton
                                            Title: Director

                                       TRW SAFETY SYSTEMS POLAND SP. Z O.O.,

                                         by

                                               /s/ Guenter Brenner
                                            -----------------------------------
                                            Name: Guenter Brenner
                                            Title: Director

                                       TRW STEERING SYSTEMS POLAND SP. Z O.O.,

                                         by

                                               /s/ Graham Plumley
                                            -----------------------------------
                                            Name: Graham Plumley
                                            Title: Director

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                                       JPMORGAN CHASE BANK, N.A.
                                       Individually and as Administrative Agent,

                                         by

                                               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                             SIGNATURE PAGE TO AMENDMENT NO. 1
                                             TO THE TRW AUTOMOTIVE INC. CREDIT
                                             AGREEMENT DATED AS OF MARCH ___,
                                             2005

To Approve the Amendment:

                                    Name of Institution:

                                    _________________________________________


                                    by_______________________________________
                                      Name:
                                      Title: